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EXHIBIT 23.2

CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We hereby consent to the use in this Pre-Effective Amendment No. 1 Registration Statement on Form S-1 of our report dated March 11, 2004 relating to the consolidated financial statements of Lydian Trust Company, which appears in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Fort Lauderdale, FL
March 11, 2004

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  EXHIBIT 23.2
CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS